UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2006

THE ALLSTATE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	1-11840	36-3871531
(State or other jurisdiction	(Commission	(IRS Employer
of organization)	File Number)	Identification No.)

2775 Sanders Road Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors;

       Appointment of Principal Officers.

On September 17, 2006, the registrant’s Board of Directors elected Thomas J. Wilson as a director.

Also on September 17, the Board elected Mr. Wilson to succeed Edward M. Liddy as Chief Executive Officer, effective January 1, 2007.  Mr. Wilson will retain the role and title of President.  Mr. Liddy will remain Chairman until his retirement from the registrant in the spring of 2008.  A copy of the press release announcing the leadership succession transition plan is attached as Exhibit 99 to this report.

The Board took no action to change Mr. Liddy’s or Mr. Wilson’s compensation arrangements on September 17, 2006.

Section 9 — Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99	Registrant’s Press Release dated September 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Secretary

Date:  September 20, 2006